                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2005

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                          1-10986               11-2148932
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 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)

1938 New Highway, Farmingdale, NY                                 11735
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

                  On August 26, 2005, MISONIX, INC. ("Misonix") issued a press release announcing that Acoustic Marketing Research, Inc.
                  doing business as Sonora Medical Systems, Inc., Misonix's 90%
                  owned subsidiary ("Sonora"), has moved to overturn a judgment in the amount of $460,000 entered against Sonora or in the alternative for a new trial in the case known as "Technics,
                  LLC v. Acoustic Marketing Research Inc. d/b/a Sonora Medical
                  Systems, Inc., District Court, Boulder County, Colorado, Case
                  Number 04 CV 851." The press release is attached hereto as
                  Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,
                  as amended, and is not incorporated by reference into any
                  filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01         Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit 99.1       Press Release of MISONIX, INC., dated August 26, 2005

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2005           MISONIX, INC.

                                By:  /s/ Richard Zaremba
                                     -------------------
                                     Richard Zaremba
                                     Senior Vice President and Chief Financial
                                     Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release of MISONIX, INC., dated August 26, 2005